Supplement dated February 15, 2002*
                    to the Prospectus Dated October 30, 2001
         of American Express(R) Variable Portfolio Funds S-6466 U (10/01)

Under the "Principal Investment Strategies" section for the AXP(R) Variable Portfolio - Partners Small Cap Value Fund, the last two sentences in the second paragraph have been deleted.

Under the "Investment Manager" section for the AXP(R) Variable Portfolio - Partners Small Cap Value Fund, the following has been added at the end of the second paragraph:

AEFC may, in its discretion, allocate new investments differently if reallocation would be in the best interests of the Fund's shareholders. Effective February 15, 2002, new investments in the Fund will be allocated 80% to Royce & Associates, Inc. (Royce) and 20% to EQSF Advisers, Inc. (Third Avenue). Existing investments will not be reallocated.


S-6466-17 A (2/02)
*Valid until October 30, 2002.